Exhibit 10.02


                          CLEARVIEW CINEMA GROUP, INC.

                      INVESTMENT AND STOCKHOLDERS AGREEMENT
                               December ___, 1994


     CLEARVIEW CINEMA GROUP, Inc., a Delaware corporation (the "Company"), A. Dale Mayo ("Mayo"), Brett E. Marks ("Marks") and CMNY CAPITAL II, L.P., a Delaware limited partnership (the "Investor" and, together, with Mayo and Marks, the "Stockholders") hereby agree as follows:

     1. Issue and Sale of Securities. The Company has authorized the issue and sale to the Investor of the following securities described in Section 1.1.

     1.1. Equity Securities. At the Closing (as defined herein), the Company shall issue and sell to the Investor, and the Investor shall purchase, 250 shares (the "Shares" or the "Securities") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), for the purchase price of $2,000 per share, or an aggregate purchase price of $500,000. Simultaneously with the Closing, the Company will issue to Mayo and Marks 550 and 200 shares of Common Stock, respectively, in exchange for the contribution to the Company by Mayo and Marks of all the outstanding shares of capital stock of the Subsidiaries (hereinafter defined) and the contribution to the Company by Mayo and Marks to the Company of certain promissory notes of certain Subsidiaries (as defined herein) in the aggregate principal amount of $250,000, all in accordance with the Contribution, Exchange and Termination Agreement (the "Exchange Agreement") in the form attached hereto as Exhibit 1.1.

     1.2. "Put" and "Call" Provisions.

     (a) Periods Defined. For purposes of this Section 1.2, (i) the term "Put Period" shall mean the later 30-day period to occur of: (A) the 30-day period immediately following the day that is seven years from the Closing Date (as defined herein), and (B) the 30-day period immediately following the delivery to the Investor of the first financial statements of the Company delivered after the seventh anniversary of the Closing Date, and (ii) the term "Call Period" shall mean the 90-day period following the end of the Put Period.



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     (b) "Put". Subject to the other provisions of this Section 1.2, Investor may, upon at least 30 days and no more than 60 days prior written notice given at any time during the Put Period (the "Put Notice"), demand that the Company purchase all but not less than all the Securities then held by the Investor at a purchase price computed in accordance with Part (d) hereof.

     (c) "Call". Subject to the other provisions of this Section 1.2, Mayo (or his assignee) or, if Mayo declines to do so, the Company, may, upon at least 30 days and no more than 60 days prior written notice given at any time during the Call Period (the "Call Notice"), demand that the Investor sell all but not less than all of the Securities to him or it at a purchase price computed in accordance with Part (d) hereof.

     (d) Conditions of "Put" and "Call".

          The "Put" and "Call" rights shall automatically terminate if:

          (i) (a) the Company consummates a public sale of any of its securities or private sale of 20% or more of its securities (as calculated based on the total number of shares outstanding immediately prior to that sale) to a person or persons which are not any of the Stockholders (or their Affiliates (as defined herein)); or

               (b) the Company is liquidated or dissolved, all or substantially of the assets of the Company are sold or the Company is merged into a another entity and the Company is not the survivor, or any another transaction is consummated that has the effective result of a merger in which the Company is not the survivor; and

          (ii) the Company, at its option, shall have paid the Investor a termination fee of $250,000; provided, however, that this clause (ii) shall not apply in the event of (A) a public offering by the Company in which the aggregate value of the Shares immediately after the offering (as determined by the public offering price per share (before any discount or commission) equals at least $1,500,000 or (B) the liquidation, dissolution, sale or merger of the Company in which the Investor receives at least $1,500,000 in consideration in respect of the Shares.

     The net purchase price of the Shares shall be a price per share computed as the highest price of the following:



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          (i) With respect to the Put, the greatest of:

               (A) book value per share computed on a fully diluted basis reflected in the Company's most recent audited annual financial statements ("Book Value Per Share");

               (B) five (5) times the Company's earnings per share computed on a fully diluted basis for the Company's last fiscal year as reflected in the Company's most recent audited annual financial statements ("Earnings Per Share"); and

               (C) seven (7) times the average of the Company's Earnings Per Share for the Company's last three fiscal years.

          (ii) with respect to the Call, the greatest of:

               (A) Book Value Per Share;

               (B) six (6) times the Company's Earnings Per Share for its last fiscal year as reflected in the Company's latest audited annual financial statements;

               (C) eight (8) times the average of the Earnings Per Share for the Company's last three fiscal years; and

               (D) an aggregate of $750,000 multiplied by a fraction the numerator of which is the number of the Shares then held by the Investor and its transferees (other than any of the Shares transferred pursuant to Section 9.7) and the denominator of which is the total number of the Shares.

In computing the average for the last three fiscal years, the financial statements closest to the date on which the Company or Investor shall receive notice in accordance with Section 1.2 Part (b) or (c) above shall determine the price. If the computation is to be made as of a date that is later than six months after the expiration of a fiscal year of the Company, the financial statements for the year next ending after the demand shall be substituted as one of the fiscal years and the earliest fiscal year utilized in the initial computation shall be eliminated. Financial statements shall be prepared in accordance with the provisions of Section 1.2 of this Agreement. Earnings Per Share shall in all cases be computed after provision for all taxes paid. The closing shall take place at the offices of the Company


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no later than 60 days after the date of the determination of the net purchase price.

     (e) In the event of a Call, if within nine months after the payment under Part (f) below, the Company is merged and the Company is not the survivor, liquidated, consolidated, or dissolved, or engages in a transaction that has the effective result of a merger (in which the Company is not the survivor), liquidation, consolidation or dissolution or if there is a "Change of Control" of the Company (hereinafter defined) by the sale of shares of Common Stock by it or its stockholders, and the net (that is, after ordinary and usual expenses) consideration per share of Common Stock (i) received by the Company or (ii) its stockholders is greater than the consideration per share paid to the Investor in respect of the Call, then the Investor shall be paid as additional consideration an additional amount such that the Investor receives in the aggregate, after taking into account the payment previously made in respect of the Call, the same consideration per share as the per share consideration received by the other Stockholders as a result of the merger, consolidation, sale or other transaction. The Company shall pay the amount of the increase in the purchase price in the same form of consideration paid to the stockholders or the Company in such transaction within 30 days after receipt thereof. "Change of Control" shall be defined as any change, issuance of shares or transfer in the ownership of record, of fifty percent (50%) of the Common Stock of the Company.

     (f) In the event of a "Call", Mayo (or his assignee) or the Company, as applicable, shall be permitted a period of 30 days within which to arrange financing and, subject to the receipt of the proceeds of the financing, shall pay the full purchase price in cash within 30 days thereafter. If Mayo (or his assignee) or the Company for any reason does not obtain the funds necessary to consummate the purchase within such period, then the Call shall terminate without any liability to any party.

     (g) In the event of a "Put", the Company may pay the purchase price in the form of a note payable in 60 equal monthly installments of principal bearing interest at 10% per annum, payable monthly computed on the balance of principal outstanding during the previous month (the "Put Note"). The Put Note shall be secured by a pledge of the Shares to be purchased. The Put Note shall provide that the holder may accelerate the payment of the balance and declare the balance to be due and payable in the event any payment of an installment of principal or of interest is not made within 10 business days of the date when due.



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     In the event that the Company does not have sufficient funds legally available to make any principal or interest payment on the Put Note, the Company and the Stockholders shall do and shall cause its directors and stockholders to do all things necessary to effect a recapitalization or otherwise arrange so that it has funds legally available to make such payment. Nothing contained herein, however, shall be deemed to require the stockholders to make additional capital contributions to the Company or otherwise arrange for or supply additional funds in order to increase the Company's surplus.

     (h) Investor's Rights Upon Mayo's Death. The Company shall cause the Investor to be named as the beneficiary under an insurance policy or policies, in the aggregate amount of $500,000, owned by the Company and/or its Subsidiaries and covering the life of A. Dale Mayo (the "Mayo Insurance Policies") and shall at all times prior to the commencement of the Put Period use its best efforts to maintain the Mayo Insurance Policies with the Investor as beneficiary. In the event that the Investor receives the proceeds of the Mayo Insurance Policies, the Investor shall, within 30 days thereafter, (i) elect by written notice to the Company to retain the proceeds and to contribute all but not less than all of the Securities to the Company within 30 days thereafter or
(ii) remit the proceeds in immediately available funds to the Company. The Investor's rights under this Part (h) to be named as the beneficiary to the Mayo Insurance Policies shall not be assigned or transferred to any other person.

     2. Closing. The closing (the "Closing") at which the Securities shall be sold to the Investor pursuant to this Agreement shall be held simultaneously with the signing of this Agreement on the date hereof (the "Closing Date") at the offices of counsel to the Company, Kirkpatrick & Lockhart, One Rockefeller Plaza, New York, New York 10020.

     3. Conditions. The purchase of and payment for the Securities to be sold and delivered to the Investor at the Closing as provided in this Agreement is subject to the accuracy in all material respects of all representations and warranties by the Company contained herein and to the performance by the Company of all the terms and conditions on its part to be performed hereunder on or prior to the Closing Date and to the satisfaction on or prior to the Closing Date of the following conditions precedent:

     3.1. Opinion of Company's Counsel. The Investor shall have received from Kirkpatrick & Lockhart, counsel to the Company a favorable opinion addressed to the Investor dated the Closing Date in the form of Exhibit 3.1.



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     3.2. Corporate Resolutions. Certified copies of resolutions in substantially the form of Exhibit 3.2 adopted by the Company's directors authorizing and approving this Agreement and the transactions contemplated hereby and the issuance of the Securities shall have been delivered to the Investor.

     3.3. SBA Forms. Small Business Administration ("SBA") Form 480, entitled "Size Status Declaration" (Exhibit 3.3-A), and SBA Form 652-D (Exhibit 3.3-B) and partially completed SBA Form 1031 entitled "Portfolio Financing Report" (Exhibit 3.3-C) shall be delivered to the Investor. The Company shall furnish from time to time to the Investor promptly upon reasonable request all information necessary to enable the Investor to prepare and file SBA Form 684 and any other information reasonably requested or required by any governmental agency asserting jurisdiction over the Investor.

     3.4. Evidence of Insurance. The Company shall have delivered to the Investor evidence of the existence of the Mayo Insurance Policies and of the Investor's status as beneficiary under those insurance policies.

     3.5. Fees and Expenses of Counsel to Investor. The fees and expenses of Reid & Priest, counsel to the Investor as provided in Section 13.3 of this Agreement shall be paid at Closing.

     3.6. Consummation of the Exchange Agreement. The transactions provided for in the Exchange Agreement shall have occurred simultaneously with the Closing.

     4. Company's Representations and Warranties. The Company hereby represents and warrants to the Investor (which representations and warranties shall be deemed material and to have been relied upon by the Investor), as follows:

     4.1. Organization, Good Standing and Authority. Each of the Company and its Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation without limit as to the duration of its existence. Each of the Company and its Subsidiaries has the corporate power and adequate authority, rights and franchises to own its property and carry on its business as now being conducted and is now duly qualified and in good standing in each state or other jurisdiction in which the character of the properties owned by it therein or the conduct of its present business would make such qualification necessary and where failure to so qualify would have a materially adverse impact on the business or financial condition of the Company (a "Material Adverse Affect"). The Company has the corporate power and adequate authority to enter into and perform this Agreement



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and to issue the Securities. Copies of the following have been received by the
Investor and its counsel with respect to each of the Company and the
Subsidiaries: Certificate of Incorporation, Certificate(s) of Amendment, if any, and a Certificate of Good Standing of recent date, all certified by the Secretary of State of the State of the respective corporation's state of incorporation (Exhibit 4.1-A), a Certificate of Qualification issued by the appropriate official of each state, if any, in which the ownership of property or the conduct of business requires it to be qualified to do business (Exhibit 4.1-B) and a copy of its By-Laws certified by its Secretary (Exhibit 4.1-C).

     4.2. Business. The Company is principally in the business, directly or indirectly through other entities, of owning, leasing, operating and/or managing movie theaters (the "Business"). Immediately after the Closing, the Company will own all of the outstanding shares of capital stock of the following companies:
CCC Madison Triple Cinema Corp., CCC Manasquan Cinema Corporation, CCC Chester Twin Cinema Corporation and Clearview Theater Group, Inc. (the "Subsidiaries").

     4.3. Capitalization.

     (a) The authorized capital stock of the Company consists of 10,000 shares, consisting of 10,000 shares of Common Stock, having a par value of $.01 per share. The Company does not have any shares of preferred stock authorized. Immediately after the Closing, the Company will have 1,000 shares of Common Stock issued and outstanding as follows: 250 shares held of record by the Investor, 550 shares held of record by Mayo, and 200 shares held of record by Marks. Immediately after the Closing, all of the outstanding shares of all classes of stock of the Company, will be duly authorized validly issued, fully paid and non-assessable and will have been issued in compliance with all applicable securities laws.

     (b) None of the capital stock of the Company and the Subsidiaries is subject to any restrictions upon the transfer thereof except as set forth herein or on Exhibit 4.3. Except as set forth in this Agreement, there are no (i) outstanding shares of capital stock of any class; or (ii) outstanding or contingent agreements, arrangements or commitments, warrants, options or other rights to subscribe for or purchase, or otherwise acquire by conversion, exchange or otherwise, any of the capital stock of the Company or the Subsidiaries.

     4.4. Financial Statements.

     (a) The Subsidiaries have maintained, and the Company and the Subsidiaries will maintain, their books of account in accordance with applicable laws, rules and regulations and



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generally acceptable accounting principles consistently applied ("GAAP") (except for the absence of footnotes), and such books of account completely and accurately reflect and will reflect the material transactions and the income, expenses, assets and liabilities of the Company and the Subsidiaries, including the nature thereof and the transactions giving rise thereto. Prior to the Closing, the Company will provide to the Investor financial statements (as set forth in (b) below), plans of operation including the intended use of the proceeds from the sale of the Shares, cash flow analyses and projections (collectively, the "Preliminary Financial Information") in order to support the Investor's decision with respect to the investment in the Company. The Company represents and warrants to the Investor that the Preliminary Financial Information fairly presents in all material respects the financial condition of the Company and does not contain any untrue statement of a material fact or omit a material fact necessary to make the information contained in the Preliminary Financial Information not misleading. The Company acknowledges and agrees that the Preliminary Financial Information shall be retained by the Investor in its permanent records.

     (b) Included in Exhibit 4.4 (the "Financial Statements") are the: unaudited balance sheets of the Subsidiaries at September 30, 1994, and the unaudited statements of operations, stockholder's equity and cash flows of the Subsidiaries at September 30, 1994.

     (c) The Financial Statements have been prepared from the books of account of the Subsidiaries in conformity with generally accepted accounting principles ("GAAP") consistently applied, (except for the absence of footnotes) and present fairly the financial position of the Subsidiaries as of the dates of such statements and the results of operations of the Subsidiaries for the periods covered thereby.

     (d) The Subsidiaries have no liability (absolute, contingent or otherwise) that is not reflected in the Financial Statements or in the Exhibits hereto and would under GAAP be required to be reflected therein, except those liabilities incurred since the dates of the Financial Statements in the ordinary course of business, consistent with past practice, in arms' length transactions with unrelated parties and those liabilities that do not have and cannot reasonably be expected to have, in the aggregate, a Material Adverse Effect on the business operations or condition (financial or other condition) of the Subsidiaries taken as a whole.



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     4.5. No Conflict; Corporate Action.

     (a) The execution and delivery of this Agreement and the performance of the provisions hereof have been duly authorized by the Company and do not require the consent or approval of any governmental body or other regulatory authority or any third party not yet obtained. All corporate action for the due execution and delivery of this Agreement, including the creation, issuance and sale of the Securities, including any applicable state Blue Sky Law, and the performance of all other transactions contemplated hereby, have been duly and validly obtained or taken. No right of any of the Company's stockholders or creditors or the stockholder or creditors of the Subsidiaries is impaired or infringed upon by this Agreement. This Agreement and those Exhibits that are contracts or agreements each constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms except as limited by bankruptcy, insolvency or other similar laws at the time in effect regarding the enforceability of creditors' rights generally and to general principles of equity.

     (b) The execution, delivery and performance of this Agreement and the transactions contemplated herein will not:

          (i) constitute a violation of the Certificate or Articles of Incorporation or the By-Laws, as amended, of the Company or any of the Subsidiaries;

          (ii) except as provided on Exhibit 4.5, conflict with, and result in the breach of, constitute a default, with or without notice and/or lapse of time, under, result in being declared void or voidable any provision of, or result in any right to terminate or cancel any contract, lease, agreement, license, commitment or purchase order to which the Company or any of the Subsidiaries or any of their respective properties is bound;

          (iii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to the Company or any of the Subsidiaries or the business of the Company or any of the Subsidiaries that could constitute a Material Adverse Effect; or

          (iv) result in (A) the acceleration of any debt or other obligation of the Company or any of the Subsidiaries, (B) the creation of any lien, charge or other encumbrance upon any of the assets of the Company or any of the Subsidiaries, or (C) the termination or



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     cancellation or right to terminate or cancel any obligation owed to the
     Company or any of the Subsidiaries.

     4.6. Litigation; Governmental Regulation.

     (a) Except as provided on Exhibit 4.6-A, there are no actions, suits, claims or proceedings, whether in equity or at law, or governmental or administrative investigations pending or, to the best knowledge of the Company, threatened (i) by, against or otherwise involving the Company or any of the Subsidiaries, any of the assets of the Company or any of the Subsidiaries or any asset or property of others leased or used by the Company or any of the Subsidiaries or (ii) which question or challenge the validity of this Agreement or any action taken or to be taken pursuant to this Agreement. Nor, to the best knowledge of the Company, is there any reasonable basis for any such action, suit, claim or proceeding.

     (b) Each of the Company and each Subsidiary is in substantial compliance with, is not in default or violation in any material respect under, and neither has been charged with or received any notice at any time of any violation by it of, any statute, law, ordinance, regulation, decree or order applicable to the business or operations of the Company or any Subsidiary.

     (c) Neither the Company nor any Subsidiary, nor any of the assets of the Company or any Subsidiary or the transactions contemplated under this Agreement, are subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to the business and operations of the Company or any Subsidiary.

     (d) The Company and each Subsidiary have duly filed all reports and returns required to be filed by them with governmental authorities and have obtained all governmental permits and licenses and other governmental consents (a complete list of which permits, licenses and consents is set forth on Exhibit 4.6-D hereto) which are required in connection with the business and operations of the Company and each Subsidiary, and which if not filed or obtained might have a Material Adverse Effect. All of such material permits, licenses and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them is pending or, to the best knowledge of the Company, threatened, and none of them will be affected by the consummation of the transactions contemplated hereby.

     (e) Each of the Company and each Subsidiary have operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations. Neither the Company nor any



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Subsidiary have received any notice of any violation thereof, nor is the Company or any Subsidiary aware of any basis therefor.

     4.7. Taxes.

     (a) Each of the Company and each Subsidiary have duly filed all tax reports and returns required to be filed in respect of the business and operations of the Company or the Subsidiaries or their assets as of this date. All such tax reports and returns are complete, accurate and in compliance with all relevant laws and regulations in all material respects, and none has been audited by any governmental authority. Each of the Company and each Subsidiary have paid and discharged all federal, state, local (including all withheld taxes due to date hereof) and foreign taxes, interest, penalties or other payments required, as the case may be, to be paid and then currently due as shown on such tax reports and returns or otherwise in respect of the assets and the business and employees of the Company and each Subsidiary as of this date.

     (b) Neither the Company nor any Subsidiary has received notice of any tax deficiency outstanding, proposed or assessed against it, nor does it have any knowledge of any basis for any tax deficiency or assessment, nor has it executed any waiver of any statute of limitations on the assessment or collection of the tax. There are no tax liens upon, pending against or threatened against any of the assets of the Company or any Subsidiary.

     4.8. Brokerage. No finder's fees, brokerage commissions, consulting fees and like charges are due or to be paid in connection with the transactions contemplated by this Agreement. If, as a result of the breach of this representation by a party (the "Indemnitor"), any claim is made against any other party (the "Indemnified Party") or the Indemnified Party incurs any loss, damage, cost or expense in defending against or paying any claim for any finder's fee, brokerage commission or like charge arising in any way, directly or indirectly, for any reason whatsoever in connection with this Agreement and the transactions contemplated hereby, the Indemnitor agrees to indemnify the Indemnified Party and hold the Indemnified Party harmless against any and all such claims, costs, damages and expenses except to the extent the same arises from any act or conduct on the part of the Indemnified Party which gave rise to any such claim.

     4.9. Contracts, Etc.

     (a) All material contracts, leases, agreements, licenses, commitments and orders to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary


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                                      -12-


or any of their assets is bound, are listed on Exhibit 4.9-A hereto, and true, correct, and complete copies of each have heretofore been delivered by the Company to the Investor or its counsel.

     (b) Except for contracts, leases, agreements, licenses, commitments and orders which individually do not involve income or expense to the Company or any Subsidiary of more than $5,000 individually and in the aggregate of more than $20,000 annually, or cannot be terminated by the Company or a Subsidiary, as applicable, within thirty (30) days' notice without penalty or damages and except as disclosed on Exhibit 4.9-B (i) there are no existing defaults by the Company or any Subsidiary under any contract, lease, agreement, license, commitment or order to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their assets is bound, or, to the best knowledge of the Company, by any other party thereto, and no event, act or omission has occurred which (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a default by the Company or any Subsidiary thereunder (or result in there arising any right adverse to the Company) or, to the best knowledge of the Company, in a default by any other party thereto; (ii) no contract, lease, agreement, license, commitment or order contains any term that is unduly burdensome on the Company or any Subsidiary and (iii) no other party to any contract, lease, agreement, license commitment or order has asserted the right to renegotiate, or cancel or terminate prior to the full term thereof, any of the terms or conditions of any contract lease, agreement, license commitment or order.

     4.10. ERISA. Neither the Company nor any Subsidiary maintains or has maintained any pension plan or other health, welfare or benefit plan subject to ERISA.

     4.11. Properties. The Company and the Subsidiaries have good and marketable title to all of their properties and assets, whether owned or leased. The properties and assets of the Company and the Subsidiaries include all of the assets used in or necessary to the operation of the business of the Company and the Subsidiaries as such business is currently being conducted and proposed to be conducted.

     4.12. Trademarks and Licenses. Set forth on Exhibit 4.13 is a list and brief description of all of the Company's and Subsidiaries' registered and common law trademarks, service marks, tradenames, copyrights and other similar rights and applications for and all contracts, agreements, licenses or other rights with respect to each of the foregoing. The Company and the Subsidiaries own all unencumbered right, title and interest in and to all such proprietary rights, which are all



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                                      -13-


such rights necessary to the conduct of the business of the Company and the Subsidiaries. No adverse claims have been made and no dispute has arisen with respect to any of said proprietary rights; and the operations of the Company and the Subsidiaries do not infringe any intellectual property right, and the Company and the Subsidiaries have not received any notice and have no knowledge of any claimed conflict with respect to any of the foregoing, nor is the Company or any Subsidiary aware of any claim or assertion that any of the foregoing proprietary rights are invalid or defective in any way or aware of any facts or prior act upon which such a claim or assertion could be based. The consummation of the transactions contemplated by this Agreement will in no way affect the continuation, validity or effectiveness of any such proprietary rights or require the consent, waiver, approval, authorization of, notice to, or designation, registration, declaration or filing with, any party or third party in respect of any such proprietary rights, contract, agreement, license or other right.

     5. Securities Law Matters; Investor's Representations.

     5.1. This Agreement is made by the Company in reliance upon the representations of the Investor to the Company, which by its execution hereof the Investor confirms, that the Investor is an "accredited investor" as defined under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and is acquiring the Securities to be purchased by it hereunder for their own account for investment and not with a view to, or for sale in connection with, any distribution thereof. The Investor represents that it has no present intention of distributing or reselling any of the Securities.

     5.2. Neither the Company nor any agent on its behalf has offered or will offer any Securities or substantially similar securities or units of securities for sale to, or solicit any offers to buy any such securities from or otherwise approach or negotiate in respect of any such securities with, any person or persons so as thereby to bring the offering and sale of any such Securities purchased by the Investor hereunder within the provisions of Section 5 of the Act or to violate any state securities law applicable thereto.

     5.3. The Investor represents and warrants that in making its decision to purchase the Securities it has not relied upon any representations or warranties, express or implied, except for the representations and warranties expressly set forth in this Agreement or in any certificate or instrument delivered by or on behalf of the Company in writing in connection with the transactions contemplated herein. The Investor further represents and warrants that the Company has provided the Investor with such access to the books and records and personnel



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                                      -14-


and other representatives of the Company and the Subsidiaries and to such other information as the Investor has requested in order to enable the Investor to make its investment decision.

     6. Company Covenants. The Company (and, in the case of Section 6.2, Marks and Mayo) covenants for the sole benefit of the Investor that, for so long as the Investor (and/or its Affiliates) shall continue to hold at least 50% of the Shares, that:

     6.1. Restricted Transactions.

     (a) Without the approval of a majority of the Board of Directors, which approval must include the approval of the director or directors designated by the Investor, the Company shall not, and shall cause each Subsidiary not to,

          (i) engage in any material respect in any business other than the Business;

          (ii) except in the case of trade payables, take any action that would cause any indebtedness of the Company as a result of a default thereunder to be due and payable or to entitle the holder(s) thereof to accelerate the payment of the principal amount thereof;

          (iii) until the end of the "Put Period," make any payment on account of the purchase, redemption or other retirement of any shares of its capital stock or of any warrants, options or similar rights to purchase its capital stock, or prepay or redeem in whole or in part, either directly or indirectly, any equity security unless (A) the Investor is allowed to participate in the purchase, redemption or retirement on a pro-rata basis based on its ownership of shares in the Company or (B) the payment is in accordance with the terms in an agreement or plan previously approved pursuant to clause (iv) of this Section 6.1(a);

          (iv) establish any compensation plan or arrangement providing for the grant of options (or similar rights) for employees, officers or directors of the Company to purchase any shares in the Company, it being acknowledged that it is the intent of the parties that the Company establish an employee stock option plan following the Closing;

          (v) enter into any agreement, commitment, arrangement, transaction, payment or understanding that would involve as a party any Stockholder or his or its Affiliate (as defined in Section 6.1(b)) other than the sale of shares in the Company (and then subject to Section 9.6);

          (vi) enter into any employment or compensation arrangement, written or oral, with any Stockholder or his or its Affiliate, or otherwise agree to pay or pay to any Stockholder or his or its Affiliate compensation that is in excess of an amount as is customary for employees of established reputation in a same or similar business and similarly situated, except:

               (A) during the term of this Agreement, the Company shall employ Mayo as chief executive officer of the Company. In performing his duties, Mayo shall devote so much of his time to the business of the Company as is reasonably required and, except as limited in Section 11, may engage in business ventures of any nature and description, independently or with others, and the Company and the other Stockholders shall have no rights in or to those ventures or the income or profits derived therefrom. As compensation for his services, Mayo shall receive, in addition to other customary benefits, the following compensation subject to an annual cap of $750,000 during the first seven years: (1) a draw of $6,000 per month; and (2) to the extent the following amount exceeds his draw, but only to the extent of that excess, 2% of the first $5,000,000, and 1% of all additional revenues, for each year. Nothing in this Section 6.1(a)(iv)(A) shall preclude the Company from increasing Mayo's compensation, upon approval of the majority of the Board of Directors, which approval must include the approval of the director or directors designated by the Investor.

               (B) As compensation for her services, Sueanne Hall Mayo may receive, in addition to customary benefits, $45,000 for fiscal year 1995, with that compensation to be increased annually by the greater of 5% and the applicable "Consumer Price Index" selected by the Company.

     (b) For the purposes of this Agreement, an "Affiliate" of any person or entity (hereinafter the "Subject Party") means (i) any entity directly or indirectly, controlling, controlled by, or under common control with the Subject Party or (ii) any entity in which the Subject Party directly or indirectly has made any investment (whether in the form of equity, debt or any combination thereof) or with which the Subject Party is then engaged in any material transaction or arrangement or (iii) if the Subject Party is a person, any blood relative of the Subject

Party or any spouse of such relative or the spouse of the Subject Party or any blood relative of such spouse, or (iv) if the Subject Party is an entity, any person or entity having made an investment (whether in the form of equity, debt or any combination thereof) directly or indirectly in the Subject Party or (v) any person or entity that is an Affiliate of any Affiliate ("First Affiliate") of the Subject Party which First Affiliate is directly or indirectly controlling, controlled by or under common control with, the Subject Party, including under this clause (v).

     6.2. Board of Directors. At the request of the Investor, the Company shall cause to be elected to the Company's and each Subsidiaries' Board of Directors such number of person(s) designated by the Investor as shall constitute in the aggregate the number of directors, but not less than one, as is closest to one-fourth of the total number of directors of each of the Company and a Subsidiary from time to time, and the Stockholders shall vote the shares of Common Stock held by them to elect such designees to the Company's and each Subsidiary's Board of Directors; provided, however, that in the event that the Investor shall hold less than one-fourth of the total outstanding Shares, the number of directors designated by the Investor shall be adjusted to reflect the proportion of shares held by the Investor, which adjusted number of directors shall not be fewer than one. Any provision in the Company's By-Laws to the contrary notwithstanding, (a) the Company and each Subsidiary shall in any event provide notice to the Investor and any designated director(s) of the Investor of each meeting, whether regular or special, of the Board of Directors of the Company and each Subsidiary, (b) no Board Committee of the Company or any Subsidiary may be constituted without such number of the designated director(s) of the Investor as is proportional to the number of designated director(s) of the Investor on the full Board and (c) the Company and each Subsidiary waive any bond with respect to the Investor's designated director(s) that might be required under the Company's or any Subsidiary's By-Laws.

     6.3. Taxes. The Company shall, and shall cause each Subsidiary to, promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its property, real, personal or mixed, except for taxes, assessments and governmental charges or levies being contested in good faith by the Company or any Subsidiary by appropriate proceedings diligently pursued.

     6.4. Maintain Existence, etc. The Company shall at all times keep its corporate existence, rights and franchises in full force and effect and operate, and cause such Subsidiaries as it considers advisable to own, to operate, in full compliance with all applicable laws, rules, regulations, ordinances, orders and decrees.

     6.5. Financial Statements and Compliance Certificates and Notices.

     (a) The Company shall keep, and shall cause each Subsidiary to keep, true books of record and account in accordance with GAAP and in which full, true and correct entries in accordance with sound accounting practice will be made of all income, expenses, dealings and transactions in relation to its business and activities.

     (b) The Company shall deliver to the Investor:

          (i) as soon as practicable and in any event within 120 days after the close of each fiscal year of the Company commencing with the fiscal year ending December 31, 1994, a consolidated balance sheet of the Company and its subsidiaries as at the end of such year and the related consolidated statements of income, retained earnings and cash flows of the Company and its subsidiaries for such fiscal year, and the consolidated results of operations and changes in financial position for such fiscal year of the Company and its subsidiaries in accordance with GAAP setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail certified (without any material qualification) by independent public accountants selected by the Company and reasonably satisfactory to the Investor (it being acknowledged that the accounting firm of Dorfman, Abrams, Music & Co. is acceptable to the Investor);

          (ii) as soon as practicable and in any event within 45 days after the close of each fiscal quarter, the unaudited statements of income, balance sheets and statements of cash flows for each of the Company and its subsidiaries, all in reasonable detail and certified by the chief executive or financial officer of the Company as fairly presenting the Company's financial position and results of operations subject to normal recurring year-end audit adjustments and as having been prepared in accordance with GAAP (except for the absence of footnotes and that such financial statements may not be prepared on a consolidated basis);

          (iii) as soon as practicable and in any event within 45 days after the close of each calendar month, unaudited balance sheets of each of the Company and its subsidiaries, the unaudited statements of income of each of the Company and its subsidiaries, and the statements of cash flows of the Company and its subsidiaries, as at the end of and for the period commencing at the end of the previous fiscal year and ending with such month just closed, in each case prepared by the management of the Company, all in reasonable detail and certified by the chief executive or financial officer of the Company as fairly presenting the Company's financial position and results of operations, subject to normal recurring year-end audit adjustments and as having been prepared in accordance with GAAP (except for the absence of footnotes and that such financial statements may not be prepared on a consolidated basis);

          (iv) promptly upon receipt thereof, copies of all final financial reports (including, without limitation, management letters) if any, submitted to the Company or any of its subsidiaries by its auditors, in connection with each annual or interim audit or preview of its books by such auditors;

          (v) promptly upon the issuance thereof, copies of all reports, if any, of the Company to the SEC and all material reports to any other governmental agency or any securities exchange, and all reports, notices or statements sent by the Company to the holders of any indebtedness for borrowed money;

          (vi) promptly upon the commencement thereof, written notice of any litigation, including arbitrations, and of any proceedings before any governmental agency that would, if successful, materially affect the Company or any of its subsidiaries or where the amount involved exceeds $25,000; and

          (vii) from time to time when available and, in any event not less than one month prior to the commencement of each fiscal year of the Company (commencing with the fiscal year beginning on January 1, 1996) a summary of the then existing business plans and financial operating projections for such fiscal year, if any.

     6.6. Inspection. The Investor may, by its designated representative, which may not be a competitor of the Company (or any of its subsidiaries), at the Investor's expense visit and inspect upon reasonable notice, and during business hours, any of the properties of each of the Company and its Subsidiaries, examine its books of account and discuss its affairs, finances and accounts with, and be advised of the same by, its officers and auditors, at such reasonable times and intervals as the Investor may desire.

     6.7. No Amendments to Corporate Documents. The Company shall not make any amendment to its By-Laws or its Certificate of Incorporation that would or might impair or adversely affect any rights of the Investor or holder(s) of the Securities issued hereunder; provided however, that nothing set forth herein shall be deemed to restrict the ability of the Company to amend its Certificate of Incorporation to authorize additional shares of Common Stock or to authorize any other class of stock.

     7. Financing Proceeds. The Company covenants that the proceeds from the sale of the Shares are to be used for the purposes set forth on Exhibit 7. Any diversion or use of the proceeds other than as set forth on Exhibit 7 without the prior written consent of the Investor shall constitute a covenant violation ("Covenant Violation"). Upon any such Covenant Violation, the Company shall immediately repay to the Investor the entire amount of the purchase price of the Shares, including any costs and expenses incurred by the Investor in enforcing its rights in connection with such Covenant Violation. Nothing contained in this Section shall be construed to restrict or limit in any way the Investor's right to seek any remedy it deems advisable against the Company for any damages, costs, expenses or losses it may sustain or to bring an action against the Company in connection with such Covenant Violation. The Company will notify the Investor orally and in writing immediately upon the occurrence of such Covenant Violation.

     8. Post-Closing Review and Inspection. No later than ninety (90) days after the Closing, the Investor shall conduct a review of the offices, properties, assets, operations and financial and other records of the Company to ensure that the proceeds of the Financing are being used for the purposes set forth in this Agreement (the "Post-Closing Review and Inspection"). In connection with its Post-Closing Review and Inspection, the Investor and its designated representative or representatives shall have the right to visit and inspect during normal business hours, any of the operations, offices, properties, or assets of the Company, and inspect financial and other records, and discuss the Company's affairs, finances and accounts with the Company's officers, auditors and counsel. All expenses incurred by the Investor in connection with its Post-Closing Review and Inspection shall be paid by the Company.

     9. Transfers and Issuances of Shares.

     9.1. Transfers Only as Permitted by this Agreement. No Stockholder may transfer any shares in the Company, except as specifically permitted or required by the provisions of this Agreement, and any purported transfer in any other manner shall be void.

     9.2. Permitted Transfers. Any Stockholder may transfer all or a portion of his shares to (i) his spouse or other member of his immediate family or a trust or other entity for the benefit of the foregoing, (ii) Mayo, or (iii) a person which is an Affiliate of the Stockholder by virtue of being controlled by, controlling or under common control with the Stockholder (any such transferee pursuant to clause (i), (ii) or (iii), a "Permitted Transferee"); provided, however, that the Permitted Transferee, as a condition to the transfer, shall execute and deliver a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Agreement applicable to the Stockholder making the transfer.

     9.3. Securities Laws. Nothing contained in this Agreement shall be deemed to permit any Stockholder to transfer any of his shares in the Company in violation of applicable securities laws. Any transfer shall not be effected until the transferor has first given written notice to the Company describing briefly the manner of any such proposed transfer and the proposed transferee, and until (a) the Company has received from the Stockholder's counsel an opinion that such transfer can be made without compliance with the registration provisions of the Act or applicable state securities laws and without the necessity of perfection of any exemption pursuant to Regulation A adopted pursuant to the Act, or (b) the Company and the Stockholder shall have complied with Rule 144 promulgated under the Act (and in this connection the Company shall so comply, as hereinafter provided, upon request of the Shareholder), or
(c) a registration statement with respect to the Securities being transferred that has been filed by the Company is declared effective by the Commission or steps necessary to perfect an exemption from registration under Regulation A or otherwise are completed.

     9.4. Restrictive Legends. Unless and until otherwise permitted by this Article, each instrument evidencing Common Stock held by the Stockholders shall be endorsed or otherwise imprinted with a suitable legend in substantially the following form:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state Blue Sky or securities laws. These securities cannot be resold without registration under such Act or applicable state securities laws or an exemption therefrom.

     In addition, the securities represented by this certificate are subject to an Investment and Stockholders Agreement, dated December ___, 1994, among the Company and the other parties named therein, as the same may be modified from time to time, and may not be sold, offered, transferred, assigned, pledged, hypothecated or otherwise disposed of except in compliance with the provisions of that agreement."

The Company is hereby authorized to place "stop transfer" instructions on its records or to instruct any transfer agent to prevent the transfer of Securities except in conformity with this Agreement.

     9.5. Right of First Offer.

     (a) Except for transfers pursuant to Sections 1.2 or 9.2, if at any time a Stockholder desires to transfer any of his or its shares in the Company (the "Offered Shares"), the Stockholder shall offer those shares to the Company and to the other Stockholders (by giving them notice (the "Offer Notice") stating the number of shares subject to the offer, the price at which they are offered, and the other terms and conditions of the offer, including the name and address of the specific offeree(s), if any).

     (b) The Company and the other Stockholders shall have the right to purchase the Offered Shares in the following priority:

          (i) If the Offered Shares are offered by the Investor,

               (A) first, up to all the Offered Shares, to Mayo and Marks, or their assignees, pro rata based upon the Relative Proportions of each of them, with each of them possessing the right to purchase any Offered Shares declined by the other; and

               (B) second, to the extent of any remaining Offered Shares, to the Company.

          (ii) If the Offered Shares are offered by Mayo,

               (A) first, up to all the Offered Shares, to the Investor,

               (B) second, up to all the Offered Shares, to Marks; and

               (C) third, to the extent of any remaining Offered Shares, to the Company.

          (iii) If the Offered Shares are offered by Marks,

               (A) first, up to all the Offered Shares, to Mayo;

               (B) second, to the extent of any remaining Offered Shares, to the Investor; and

               (C) third, to the extent of any remaining Offered Shares, to the Company.

For purposes of this Section 9.5, the "Relative Proportion" of any Stockholder shall mean that portion of the Offered Shares equal to the total number of Offered Shares multiplied by a fraction the numerator of which is equal to the number of shares owed by such Stockholder prior to such purchase and the denominator of which is equal to the number of shares owned by all Stockholders prior to such purchase that are eligible, and that have elected, to purchase the Offered Shares.

     (c) The option shall be exercisable by notice (the "Acceptance Notice") given to the selling Stockholder and to the other Stockholders within 30 days after the date of the notice from the selling Stockholder. If the Stockholders and the Company, as applicable, do not exercise their respective options to purchase all the Offered Shares, none of the Offered Shares shall be purchased by any of them and, at any time within 180 days after the expiration of the other Stockholders' options, the selling Stockholder may transfer the Offered Shares to a third party at a price and on terms and conditions no less favorable to the selling Stockholder than those stated in the offer. But if the transfer is not made within that 180-day period, those shares shall again be subject to this Section 9.5. No transfer to a third party may be made, however, unless the transferee executes and delivers a written agreement (in form and substance satisfactory to the Company) to be bound by all the provisions of this Agreement that were applicable to the Stockholder who transferred the share to him or it. After any such transfer, each reference in this Agreement to the Stockholders shall include the transferee.

     (d) If an option is exercised under this Section 9.5, the persons exercising the option shall have a period of 30 days after the date of the Acceptance Notice to arrange financing and the closing of the purchase shall be held at the offices of the Company on a date not more than 30 days later. At the closing, the purchaser or purchasers shall make any payment required to be paid at the closing and, if called for by the terms of the purchase, shall deliver a promissory note or notes for the balance, and the selling Stockholder shall deliver to the purchaser or purchasers a certificate or certificates for the shares being sold, duly endorsed in blank for transfer and with all requisite stock transfer tax stamps attached. If a selling Stockholder is the personal representative of a deceased individual Stockholder, that Stockholder shall also deliver appropriate estate tax waivers.

     9.6. Right to Purchase Additional Shares. If at any time the Company proposes to issue any of its securities to any person (other than pursuant to a plan or arrangement approved pursuant to Section 6.1 (a)(iv) or as additional consideration to a financial institution that is not an Affiliate of any Stockholder in connection with the making of a loan to the Company (or its subsidiaries)), each Stockholder shall have the right to purchase, upon the same terms, a proportionate quantity of those securities (in the proportion that the number of shares then held by that Stockholder bears to the total number of shares of the Company's common stock then held by all stockholders; for this purpose, shares of the Company's common stock issuable upon conversion of securities then held by all stockholders or upon exercise of warrants then held by all stockholders shall be deemed to be then held by stockholders). The Company shall give notice to each Stockholder setting forth the identity of the person to whom it proposes to issue the securities and the time, which shall not be fewer than 30 days, within which and the terms and conditions upon which the Stockholder may purchase the securities, which shall be the same terms and conditions upon which such person may purchase securities.

     9.7. Right of Participation. If at any time any Stockholder desires to sell any of his shares pursuant to any offer from any person (the "Offeror") other than a Permitted Transferee, after the expiration of all option exercised periods under Section 9.5 without the Offered Shares having been accepted for purchase, he shall give notice of the proposed sale to the other Stockholders, setting forth the name and address of the prospective buyer, the proposed purchase price and the other terms and conditions of the offer. Each of the other Stockholders shall have the option (exercisable by notice given to the first Stockholder within 20 days of the notice of the proposed sale under this
Section 9.7) to include in the sale in place of shares that would otherwise be sold to the Offeror by the first Stockholder, such number (but not less than such number) of shares as is equal to the total number of shares to be purchased by the Offeror multiplied by a fraction, the numerator of which is the number of shares held by such other Stockholder and the denominator of which is the number of issued and outstanding shares held by all Stockholders other than the first Stockholder. A Stockholder shall not agree to sell any shares to an Offeror unless the Offeror is willing to purchase shares in the manner provided in this
Section 9.7.

     10. Registration of Securities.

     10.1. Definitions and Restrictions.

     (a) The following constitute definitions of certain of the terms used in this Article:

          (i) "Commission" means the Securities and Exchange Commission. "Company" means the issuer of Registrable Securities.

          (ii) "Holder" means the Holder of any "Registrable Securities" as hereinafter defined in this Section 10.1 and each such Holder's respective successor(s), transferee(s) and assign(s).

          (iii) "Registrable Securities" and "Securities" means, for purposes of this Article 10 only, the Common Stock now or hereafter held by the Stockholders. "Unrestricted Securities" shall not be included in "Registrable Securities" for purposes of this Article.

          (iv) "Unrestricted Securities" means at any time Securities that either (A) have theretofore been registered, offered and distributed to the public, or (B) have theretofore been sold or transferred without registration under said Act in a transaction in which (in the opinion of counsel for the transferor) such registration was not required and which did not involve any investment representation or investment undertaking by the transferee with respect to such securities, such as a transfer pursuant to Regulation A or Rule 144.

          (v) "Registration", "register" and like words mean compliance with all of the laws, rules and regulations (federal, state and local), and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of securities including registration of any offering of securities on any form including S-1, S-2, S-3 or S-18, or any SB form, if applicable.

     10.2. Requested Registration.

     (a) If either Mayo or the Investor shall notify the Company after December 31, 1996, that he or it proposes to sell or transfer any of the Registrable Securities and requests registration thereof, the Company shall promptly give written notice of such request to all other Holders and comply with paragraph 10.2(b) below. If the managing underwriter of the offering being registered pursuant to this paragraph 10.2(a) advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts thereof held by or issuable to such Holders at the time of filing the registration statement for which registration has been demanded. Any provision herein to the contrary notwithstanding, the right to request registration shall be limited to two registrations initiated by each of Mayo and the Investor; provided, however, that (i) no such request shall require a registration statement to become effective prior to 180 days after the effective date of a registration statement that shall have been filed by the Company covering a firm commitment underwritten public offering of Common Stock in which the Company's shares are to be traded on NASDAQ-NMS or listed on the American Stock Exchange or the New York Stock Exchange, if the Company shall theretofore have given written notice of such registration statement to the Holders of the Registrable Securities pursuant to this paragraph 10.2(a) or Section 10.6 and shall have thereafter pursued the preparation, filing and effectiveness of such registration statement with diligence; and (ii) the Company shall not be required to effect such a registration unless the Holder(s) requesting registration propose to dispose of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $3,000,000. A right to demand registration shall be deemed exercised when the registration statement is effective. If and when the rights hereunder are sought to be exercised, the Company shall notify all other Holders.

     (b) Upon a demand under paragraph 10.2(a) the Company shall (i) file within 90 days a registration statement on the appropriate form referred to in paragraph 10.2(c) (or any form adopted in lieu thereof) under the Act of the Registrable Securities that the Company has been requested to register including any requests of Holder(s) subsequent to notice from the Company to the Holders as provided in (a) above; (ii) if the offering is pursuant to an underwriting agreement (the underwriter to be the person selected by the Holders of the majority of the Securities to be registered), enter into an underwriting agreement with underwriters selected by the Holder(s) requesting an offering of securities, said agreement to be in such form as the underwriter shall require (and which would not materially and adversely affect the Company), and enter into indemnification as provided in Section 10.6 hereof; (iii) use its best efforts to have such registration statement declared effective and remain effective for at least 180 days; (iv) notify the Holder(s) promptly after it shall receive notice thereof, of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed; (v) notify the Holder(s) promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or additional information; (vi) prepare and file with the Commission, promptly upon any Holder's request, any amendment or supplement to such Registration Statement or prospectus that, in the opinion of counsel for the Holder(s), may be necessary or advisable in connection with the distribution of the Registrable Securities by the Holder(s); (vii) prepare and promptly file with the Commission and promptly notify the Holder(s) of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statement or omission; (viii) in case any Holder(s) is
(are) required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10 of the Act; (ix) not file any amendment or supplement to the Registration Statement or prospectus to which any Holder(s) shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (x) advise each Holder promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (xi) use its best efforts to qualify the Securities for sale under the securities laws of such states as such Holder(s) may reasonably request, except that it shall not be required in connection therewith or as a condition thereof to execute a general consent to service or qualify to do business in any such states or otherwise to subject itself to taxation therein solely because of such qualification; (xii) furnish to each Holder as soon as available copies of any such registration statement and each preliminary or final prospectus, or supplement, required to be prepared pursuant to this Article, all in such quantities as each Holder may from time to time reasonably request; and (xiii) refrain from issuing, or, selling, or registering for sale by any other security holder, within the

90-day period commencing 30 days before and ending 60 days after the effective date of the registration statement complying with such demand, any securities not held by the Holders demanding registration.

     10.3. Information to be Furnished by Holder. Each Holder shall furnish to the Company in writing all information within the Holder's possession or knowledge required by the applicable rules and regulations of the Commission and by any applicable state securities or Blue Sky Laws concerning the proposed method of sale or other disposition of the Securities, and the identity of and compensation to be paid to any proposed underwriter(s) to be employed in connection therewith.

     10.4. Costs and Expenses. The Company shall pay all costs and expenses for all registrations under this Article 10. The costs and expenses, include, without limitation, the reasonable fees and expenses of the Company's counsel, one special counsel selected by the Holders offering such Registrable Securities, the fees and expenses of accountants and auditors and all other costs and expenses incident to the preparation, printing and filing of any and all documents to be filed under the Act, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the Registrable Securities and the offering thereof under the laws of various jurisdictions (including fees and disbursements), the cost of listing on any exchange, the cost of furnishing to each Holder such copies as the Holder shall reasonably request of any registration statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto and all expenses incident to delivery of the Registrable Securities to any underwriter or underwriters; but not the commissions or discounts payable by the Holder(s) to such underwriter(s).

     10.5. Incidental Registration.

     (a) If the Company shall at any time or times propose for itself or any other person the registration under the Act of any securities of the Company or propose an offering under Regulation A or similar regulation (or on any other form for the general registration of securities), the Company shall give written notice of such proposed registration to all of the Holders. The Company shall include in any such registration statement and any related underwriting agreements such Registrable Securities of any Holder who within 30 days after the giving of such notice shall request such inclusion. Each such Holder shall be entitled to all the benefits of this Article. The right to registration provided in this Section 10.5 is in addition to and not in lieu of the demand registration rights provided in Section 10.2; all incidental registrations shall be at the Company's expense as provided in Section 10.4. The provisions of this Section 10.5 apply (i) to an offering of any securities pursuant to a merger, consolidation or acquisition of assets transaction and
(ii) even though the Holder(s) requesting incidental registration is (are) or may be free, at the time, to sell any or all of the Registrable Securities with respect to which such registration was requested in accordance with either (A) Rule 144 (or any similar rule or regulation) promulgated under the Act. (B) The right to incidental registration shall apply to any registration proposed by the Company notwithstanding that it is proposed subsequent to a demand under Section 10.2; and upon the Company's proposal, any registration then in process or effective under Section 10.2 shall, at the option of the Holder(s) having requested registration, be and become a registration under Section 10.5. If the managing underwriter of the offering being registered pursuant to this paragraph
10.2 advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts thereof held by or issuable to such Holders at the time of filing the registration statement for which registration has been demanded.

     10.6. Indemnification by Company. The Company shall, to the maximum extent permitted by law, indemnify and hold harmless each Holder registering an offering of Registrable Securities and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter, against any losses, claims, damages or liabilities, judgments, settlements, awards and expenses (including attorneys' fees) (collectively "Losses"), to which such Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such Losses are caused by, based upon, or arise out of or relate to any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement filed under the Act, any prospectus contained therein, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and reimburse each such Holder, underwriter and controlling person for any legal or other expenses incurred by such Holder, underwriter or such controlling person in connection with investigating or defending against any such Loss; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Holder or underwriter specifically for use in the preparation of such prospectus or if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such Loss relates.

     10.7. Indemnification by Holder. Each Holder registering an offering of Registrable Securities shall, to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement, and any underwriter and each person, if any, who controls the Company or the underwriter, within the meaning of the Act, against any Loss to which the Company, or any such director, officer, underwriter or controlling person may be or become subject under the Act or otherwise, insofar as such Loss is caused by any untrue or alleged untrue statement of any material fact contained in said registration statement, said prospectus, or amendment or supplement thereto, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such Loss is a result of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation of the registration statement; or arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary prospectus even if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission is a copy of such final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such Loss relates. Each Holder's obligation under this provision shall be several and not joint and in no event exceed the net proceeds received on account of the offering to which the indemnity relates.

     10.8. Notice to Indemnitor. Promptly after receipt by an indemnified party of notice of the commencement of any action indemnifiable hereunder, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, and the indemnifying party, without acknowledging any validity to the underlying claim, acknowledges its liability to indemnify the indemnified party therefor, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, but may not settle such action without the consent of the indemnified party. If the indemnifying party undertakes the defense of any matter for which indemnity is claimed, and if the indemnified party wishes nevertheless to retain counsel to represent it in such matter, the fees of such counsel shall be the responsibility solely of the party retaining such counsel unless the indemnified party has conflicting or separate defenses in such action, in which case its attorneys' fees will be borne by the indemnifying party.

     10.9. Additional Obligations. If, in order to effect a registration statement, any Registrable Securities require declaration of or registration with or approval of any federal or state governmental official or authority (other than registration under the Act or qualifications or registration under state securities or Blue Sky laws) before such Registrable Securities may be sold, the Company at its own expense shall take all reasonable action in connection with such registration, declaration or approval and will use its best efforts to cause such Registrable Securities to be duly registered or approved as may be required; provided, however, that in connection therewith or as a condition thereof, the Company shall not be required to execute a general consent to service or to qualify to do business in any such state. The foregoing shall not include any regulatory requirements applicable solely to any Holder.

     10.10. Rule 144 Covenants. With a view to making available to each Holder the benefits of Rule 144 promulgated under the Act (which term as used herein includes the present Rule 144 and any other, additional, substitute, supplement, or analogous rule or regulation of the Commission that may at any time permit a Holder to sell securities to the public exempt from registration), the Company agrees, after consummation of a registered public offering, to maintain registration of its Common Stock under Section 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended, as required by law, and (i) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Exchange Act of 1934, as amended, so as to maintain the availability of Rule 144 to the Holders, notwithstanding that the Company would not have to maintain such filing but for this provision of the Agreement; (ii) at its expense, forthwith upon any Holder's request, to deliver to any Holder a certificate, signed by one of the Company's principal officers, stating (A) Company's name, address and telephone number (including area code), (B) Company's Internal Revenue Service identification number, (C) Company's Securities and Exchange Commission file number, (D) the number of shares of

Common Stock outstanding as shown by the most recent report or statement published by Company and (E) the Company has filed the reports required to be filed under the Securities Exchange Act of 1934, as amended, for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and such other or additional information as shall be necessary to made available to the Holder the ability to offer and sell the maximum number of shares under Rule 144; and (iii) when Rule 144 is being complied with, to deliver securities not bearing the legend prescribed by Section 7.1 of this Article or any other legend restricting transfer for such Securities, as may be requested from time to time by any Holder subject to Section 7.2 hereof.

     11. Corporate Opportunities. Mayo shall not pursue, either by himself or through any person other than the Company or its Subsidiaries, any opportunity, transaction, agreement or other arrangement involving any movie theater that is located in New Jersey, New York or Connecticut or within a 20 mile radius of any existing theater then owned or operated by the Company or its subsidiaries (an "Opportunity"), unless that Opportunity shall first have been presented to the Company and Mayo shall have followed the procedures set forth in this Section
11. At any time, Mayo may request in writing (a "Determination Request") a determination by the Company as to whether it intends to pursue any Opportunity. If the Opportunity that is the subject of the Determination Request has not yet been presented to the Company, Mayo shall include in the Determination Request a description in reasonable detail of the Opportunity. Within 30 days of the date of the Determination Request, the Company shall determine whether it shall pursue the Opportunity. If the Company (a) is unable for financial reasons to pursue the Opportunity or (b) by a vote of its Board of Directors (excluding the vote of Mayo and his Affiliates) determines, for any reason, not to pursue the Opportunity, then Mayo shall be entitled to pursue the Opportunity by himself or through any other person, and, except as provided in the subsequent sentence, neither the Company nor any Stockholder other than Mayo shall have any right in or to the Opportunity or the profits derived from the Opportunity. If the movie theater that is the subject of the Opportunity is compatible with the Clearview concept, upon the Company's request, Mayo shall use his best efforts to cause the theater to be operated under the Clearview name and management, for which the Company would be paid customary fees.

     12. Mayo Guaranty. Mayo may, but shall not be obligated to, personally guarantee approximately $350,000 of the debt incurred by a Subsidiary of the Company in connection with the movie theater located in Bernardsville, New Jersey. The guaranty (the "Mayo Guaranty"), if made, is not intended to constitute an equity contribution and any payment made by Mayo in connection with the Mayo Guaranty (together with collection costs and attorneys' fees) shall immediately be reimbursed to Mayo by the Company. The Company shall use its best efforts to obtain a release of the Mayo Guaranty and, if requested by Mayo, shall enter into a separate guaranty (the "Company Guaranty") of the debt guaranteed by Mayo. The obligations of the Company to make any payment to the Investor upon the Investor's exercise of any "Put" right granted by this Agreement shall be subordinated to the Company's obligations in connection with the Mayo Guaranty and the Company Guaranty. In the event that the Company exercises its "Put" rights at any time while the Mayo Guaranty or any reimbursement obligation to Mayo in respect thereof is outstanding, the Investor shall hold any payment received by the Investor (the "Put Payment") in trust until such time as the Mayo Guaranty has been released and any reimbursement obligations have been met, and within 30 days after written request by the Company, shall return the Put Payment to the Company, if the Company, in its sole discretion, determines the Put Payment to be necessary for the Company to meet its obligations to in connection with the Mayo Guaranty or the Company Guaranty.

     13. Additional Provisions.

     13.1. Modification of Agreement; Consent; Confidentiality. This Agreement and the documents and instruments referred to herein constitute the entire agreement among the parties hereto. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made and/or compliance with any covenant or condition herein set forth may be omitted, only upon written consent of the parties hereto. The Investor and its authorized representatives shall (i) maintain the confidentiality of any confidential or proprietary information of the Company or its Subsidiaries obtained by them that is not available from other sources, and (ii) will not use any of such confidential or proprietary information for any purpose other than in the Investor's capacity as stockholder of the Company.

     13.2. Stamp, Tax and Delivery Costs; Payments. The Company shall pay all stamp and other taxes, if any, that may be payable in respect of the issuance and sale of any Securities to the Investor, and shall save the Investor harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

     13.3. Counsel Fees. The Company shall reimburse the Investor for its reasonable fees and disbursements charged by their outside legal counsel in connection with the preparation, negotiation, execution and delivery of this Agreement and all other documents delivered in connection herewith, provided that the aggregate amount of such reimbursement shall not exceed

$10,000 for this transaction. The Company shall also pay all legal expenses related to any modifications, waivers, consents or amendments to this Agreement.

     13.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except this Agreement and the obligations hereunder may not otherwise be assigned or disposed of or transferred in any way by the Company without the consent of the Investor and Mayo.

     13.5. Notices. All notices and communications provided for hereunder shall be deemed to be given when personally delivered or mailed with sufficient postage by registered or certified mail, return receipt requested, or by receipted courier service or sent by facsimile transmission:

     (a) if to the Company or Mayo, Clearview Cinema Group, Inc., 7 Waverly Place, Madison, New Jersey, 07940, Telecopy No. (201) 377-4303, Attention: A. Dale Mayo, or at such other address as may have been furnished to the Investor in writing by the Company, marked "Attention: President," with a copy to:
Kirkpatrick & Lockhart, One Rockefeller Plaza, New York, New York 10020,
Attention: Warren H. Colodner, Esq.;

     (b) if to the Investor, 135 East 57th Street, 26th Floor, New York, New York 10022, Telecopy No. (212) 980-2630, Attention: Mr. Robert Davidoff, or at such other address as may be furnished to the Company by the Investor in writing, with a copy to: Reid & Priest, 40 West 57th Street, New York, New York 10019, Attention: Herbert B. Max, Esq.; or

     (c) if to Marks, First New York Realty, 310 Madison Avenue, New York, New York 10017, Telecopy No. (212) 682-0151.

     Any notice or other communication so addressed and so sent shall be deemed to have been given when mailed or faxed. Failure to send a copy of a notice to attorneys shall not vitiate any notice sent to a party.

     13.6. Governing Law. This Agreement is made in the State of New York and, except for those provisions mandatorily governed by Delaware law, shall be governed by and construed in accordance with the laws of said State applicable to contracts executed and to be performed in said State.

     13.7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     13.8. Enforcement. As a further inducement to the purchase of the Securities, the Investor and the Company, acknowledging that they are relying on the covenants in this Section 13.8, covenant and agree that in any action or proceeding brought on, under or in connection with or relating to this Agreement, the Securities or any other document executed or matter contemplated in connection herewith or therewith, shall and does hereby expressly waive trial by jury. Each of the Investor and the Company (i) agrees that any legal suit, action or proceeding arising out of, under, in connection with or relating to this Agreement, the Securities or any other document executed or matter contemplated in connection herewith or therewith, may be instituted in any Federal or State court in the State of New York, City of New York; (ii) waives any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding; (iii) irrevocably submits to the jurisdiction of any such Court in any suit, action or proceeding, (iv) agrees not to bring any such suit, action or proceeding in any other jurisdiction; and (v) consents to the effecting of service of process in any such suit by the means provided for notice herein.

     13.9. Survival. All representations, warranties covenants and agreements contained in this Agreement or made by or on behalf of the Company in writing in connection with the transactions contemplated herein shall survive the Closing, except that all representations and warranties shall expire one year from the Closing Date. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated herein shall constitute representations and warranties by the Company hereunder.

     13.10. Term. Unless sooner terminated in accordance with their terms, all of the covenants and other terms of this Agreement shall survive in full force and effect until the earliest to occur of (i) the liquidation or dissolution of the Company, (ii) the sale of all or substantially all of the assets of the Company (iii) the sale of all the shares held by the Stockholders, (iv) the consummation of an underwritten public offering of the Company's Common Stock with proceeds to the Company of at least $3,000,000, and (v) the 20th anniversary of the Closing Date; provided, however, that the provisions of
Section 10 shall not terminate by virtue of a public offering and Section 1.2 and Section 12 shall survive termination of this Agreement.

     13.11. Construction.

     (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (b) As used in this Agreement, (i) the term "person" means any individual, corporation, partnership, joint venture, trust, governmental authority or other entity, and (ii) the term "shares" means the Shares or any other securities of the Company whether Common Stock or otherwise.

     (c) Any representation or warranty made to the knowledge of any parties hereto, or as to what any such party is aware of, or statements of similar purport shall mean that such party has made a reasonable and diligent investigation of the facts in connection therewith and is making such representation or warranty based upon the results of such investigation.

     (d) The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provisions as may be possible and be legal, valid and enforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment and Stockholders Agreement to be duly executed as of the date first above written.


                                                   CLEARVIEW CINEMA GROUP, INC.



                                                   By:_________________________
                                                      A. Dale Mayo
                                                      President


                                                   CMNY CAPITAL II, L.P.


                                                   By: _________________________
                                                       Robert Davidoff
                                                       General Partner

                                                       _________________________
                                                       A. Dale Mayo

                                                       _________________________
                                                       Brett E. Marks

                                    EXHIBITS
                                       TO
                              INVESTMENT AGREEMENT


1.1               Contribution, Exchange and Termination Agreement

3.1               Opinion of Counsel to the Company

3.2               Certified Resolutions of Board of Directors of the
                  Company

3.3-A             Small Business Administration ("SBA") Form 480, Size
                  Status Declaration

3.3-B             SBA Form 652-D

3.3-C             SBA Form 1031

4.1-A Certificate of Incorporation, Amendments, if any, and Certificates of Good Standing for the Company and Subsidiaries

4.1-B Certificates of Qualification for the Company and Subsidiaries

4.1-C             By-Laws of the Company and Subsidiaries

4.3 Restrictions on capital stock of the Company and Subsidiaries

4.4               Financial Statements

4.5               Conflicts

4.6-A             Litigation

4.6-D             Permits, Licenses and Consents

4.9-A             Contracts

4.9-D             Contract Disputes

4.13              Trademarks and Licenses

7                 Use of Proceeds


[Exhibits are not included, but will be provided by the Company upon request.]